Exhibit 10.6

WARRANTY DEED
THE GRANTORS, Dan G. Scherer and T. Holly Scherer, husband and wife, 8732 N. Frontage Lane, Bridgeport, IL 62417, for and in consideration of the sum of One Dollar and other good and valuable consideration, the receipt of which is hereby acknowledged, CONVEY and WARRANT to Small's Mill Holdings, Inc., a Nevada corporation, with offices at 77 King Street West, Suite 2905, Toronto, Ontario M5K 1H1, the following described real estate, situated in Lawrence County, Illinois:

Tract I:
Part of Lot 1 of Lewis Highland Subdivision in the City of Lawrenceville, Illinois; part of the Southwest Quarter (SW/4) of Section Thirty-Six (36), Township Four (4) North, Range Twelve (12) West, and part of the Northwest Quarter (NW/4) of Section One (1), Township Three (3) North, Range Twelve (12) West in the City of Lawrenceville, Illinois, more particularly described as follows:
Commencing at the Southwest Corner of Lot #1 of said Lewis Highland Subdivision; thence North 01 Degrees 13 Minutes 41 Seconds East along the West line of said Lot #1 a distance of 12.89 feet to the Northerly right-of-way of the State Road, said point being the true point of beginning; thence continuing North 01 Degree 13 Minutes 41 Seconds East along said line a distance of 167.11 feet; thence South 82 Degrees 38 Minutes 32 Seconds East a distance of 45.00 feet; thence North 12 Degrees 41 Minutes 22 Seconds East a distance of 222.00 feet; thence North 42 Degrees 45 Minutes 10 Seconds West a distance of 4.0 feet to a 6 inch diameter steel casing; thence North 89 Degrees 27 Minutes 15 Seconds West a distance of 85.57 feet to a 6 inch diameter steel casing on the West line of said Lot #1; thence North 01 Degrees 04 Minutes 54 Seconds East a distance of 89.56 feet to a pipe on the Southerly right-of-way of Lincoln Boulevard; thence South 87 Degrees 18 Minutes 54 Seconds West along said right-of-way a distance of 161.09 feet to the Easterly right-of-way of Bird Avenue; thence South 00 Degrees 25 Minutes 41 Seconds East along said right-of-way a distance of 333.92 feet to a right-of-way marker; thence South 28 Degrees 51 Minutes 50 Seconds East along the right-of-way of the State Road a distance of 43.94 feet to a right-of-way marker; thence South 58 Degrees 20 Minutes 00 Seconds East along said right-of-way a distance of 147.78 feet to the point of beginning, containing 1.80 acres, more or less.

EXCEPT a tract described as:  Beginning at a 6 inch steel casing at the Northwest Corner of said Lot 1; thence North 01 Degree 04 Minutes 54 Seconds East a distance of 32.93 feet to an iron pin; thence South 82 Degrees 18 Minutes 54 Seconds West a distance of 161.09 feet to an iron pin; thence South 00 Degrees 05 Minutes 19 Seconds East a distance of 154.07 feet to an iron pin; thence South 88 Degrees 55 Minutes 00 Seconds East a distance of 156.06 feet to an iron pin; thence North 01 Degree 04 Minutes 54 Seconds East a distance of 89.00 feet to a 6 inch steel casing; thence North 01 Degree 04 Minutes 54 Seconds East a distance of 50.3 feet to a point of beginning, containing 0.602 acres, more or less.

All situated in the County of Lawrence, in the State of Illinois.

Tract II:
Commencing at a 2 inch iron pipe at the Northeast Corner of Lot #3 of the M. J. Lewis Subdivision as filed and described in Plat Book 1, page 4 in the Office of the County Clerk of Lawrence County, Illinois, thence North 59° West 350 feet to a point 4 feet East of an iron pipe, thence South 13° West 222 feet to a 16 penny spike driver into the black top drive, thence North 78° West 45 feet to an iron pipe on the West line of Lot #1, thence following said lot line in the Southerly direction 180 feet to the Southwest corner of said lot, being 18 1/2 feet East of West edge black top drive, thence South 59° East 110 feet to an iron pipe in the center of Lot #2, thence in a Northerly direction parallel to the West line of Lot #2 100 feet to an iron pipe, thence South 59° East 50 feet to an iron pipe, thence following the East line of Lot #2 in a Northerly direction 48 feet to an iron pipe, thence South 59° East 100 feet to an iron pipe on the East line of Lot #3, thence following the East line of Lot #3 in a Northerly direction 235.5 feet to the point of beginning, known as the Lawrenceville Greenhouse property, Lawrence County, Illinois.

EXCEPTING THEREFROM a part of Lots #2 and #3 of the Lewis Highland Subdivision of Lawrenceville, Illinois, more particularly described as follows:
Beginning at an iron pin at the Northeast Corner of said Lot #3, thence North 59° 00' West along the North line of said Lot #2 and #3, a distance of 189.7 feet to an iron pin; thence South 31° 00' West a distance of 60.0 feet to an iron pin; thence South 59° 00' East a distance of 189.7 feet to an iron pin on the East line of said Lot #3; thence North 31° 00' East, along the East line of said Lot #3 a distance of 60.0 feet to the point of beginning;

FURTHER EXCEPTING THEREFROM A part of Lots Two (2) and Three (3) of Lewis' Highland Subdivision to the City of Lawrenceville, Lawrence County, Illinois, and more particularly described as follows:

Commencing at the Northeast corner of said Lot Three (3), thence South 26° 13' 46" West, 213.43 feet along the East line of Lot Three (3) to the point of beginning; thence South 26° 13' 46" West, 22.07 feet along the East line of Lot Three (3), thence North 58° 26' 46" West, 100.07 to a point on the West line of Lot Three (3), being the East line of Lot Two (2), thence South 26° 13' 46" West, 48.00 feet along the East line of Lot Two (2); thence North 58° 26' 46" West, 50.04 feet; thence North 26° 13' 46" East, 70.07 feet; thence South 58° 26' 46" East, 150.11 feet to the point of beginning, containing 0.13 acres, more or less, as set forth on a Survey Plat prepared by Roger A. Charleston, Illinois Registered Land Surveyor, dated September 19, 2014, a copy of which is attached to as Exhibit A.

All being situated in the County of Lawrence, in the State of Illinois.

Parcel ID Nos.:  06-001-146-00; 06-001-796-00; 06-001-797-00; and 06-001-799-00

This conveyance is subject to:
(a)	All prior reservations of oil, gas, coal, and other minerals lying in, on, or under the above described real estate and any leasehold or other possessory rights arising thereby;
(b)	All unpaid general real estate taxes and special assessments;
(c)	All easements, restrictions and covenants of record;
(d)	All applicable zoning laws and ordinances.

Hereby releasing and waiving all rights under and by virtue of the Homestead Exemption Laws of the State of Illinois.

Dated this     25th      day of November, 2015.

              /"Signed"/
Dan G. Scherer

                   /"Signed"/
T. Holly Scherer

State of Illinois                                     )
) ss.
County of Lawrence                     )

I, the undersigned, a Notary Public, in and for said County and State aforesaid, do hereby certify that Dan G. Scherer and T. Holly Scherer, husband and wife, personally known to me to be the same persons whose names are subscribed to the foregoing instrument, as having executed the same, appeared before me this day in person and acknowledged that they signed, sealed and delivered the said instrument as their free and voluntary act for the uses and purposes therein set forth.

Given under my hand and Notarial Seal, this    25th     day of November, 2015.

         /"Signed and Sealed"/
Notary Public

Return this document and future taxes to:  Small's Mill Holdings, Inc., a Nevada corporation, 77 King Street West, Suite 2905, Toronto, Ontario M5K 1H1

This instrument prepared by: James M. Neal, Attorney at Law, P. O. Box 446, Lawrenceville, IL  62439